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                                                               EXHIBIT 10(B)(1)


                 The Residential Loan Funding Agreement between Colonial Bank and Colonial Mortgage Company dated January 18, 1988, included as Exhibit 10(B)(1) to the Registrant's Registration Statement on Form S-8, file no. 33-52952, is incorporated herein by reference.


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